UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2007-B Owner Trust
(Issuing Entity)
(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-01	51-6593353

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

BELLSOUTH TOWER
333 COMMERCE STREET
NASHVILLE, TENNESSEE	37201-1800

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6

ITEM 8.01 OTHER EVENTS
                    On October 17, 2007, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of October 17, 2007 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On October 17, 2007, Nissan Auto Receivables 2007-B Owner Trust (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of October 19, 2006 as amended and restated by the Amended and Restated Trust Agreement, dated as of October 17, 2007 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of October 17, 2007 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on October 17, 2007, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of October 17, 2007 (the “Indenture”), by and between the Issuing Entity, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on October 17, 2007, the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of October 17, 2007 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on October 17, 2007, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of October 17, 2007 (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $989,930,000 were sold to Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Greenwich Capital Markets, Inc., SG Americas Securities, LLC and The Williams Capital Group, L.P., as underwriters (the “Underwriters”) pursuant to an Underwriting Agreement, dated as of October 10, 2007, by and among NARC II, NMAC and Deutsche Bank Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-138931).
                    Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
           (a) Not applicable.
           (b) Not applicable.
           (c) Exhibits
                    The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of October 17, 2007, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of October 17, 2007, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of October 17, 2007, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of October 17, 2007, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of October 17, 2007, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of October 17, 2007, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2007-B OWNER TRUST

By:	Nissan Auto Receivables Corporation II

	By:		/s/ Rakesh Kochhar

		Name:	Rakesh Kochhar
		Title:	Treasurer (Principal Financial Officer
and Principal Accounting Officer)
Date: October 19, 2007

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of October 17, 2007, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of October 17, 2007, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of October 17, 2007, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of October 17, 2007, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of October 17, 2007, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of October 17, 2007, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.